UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2025

PMGC Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-41875	33-2382547
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o 120 Newport Center Drive, Ste. 249 Newport Beach, CA	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 445-4886

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ELAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

(a) Second Amendment to License Agreement between Northstrive Biosciences Inc. and MOA Life Plus Co.,

Ltd.

On May 12, 2025, Northstrive Biosciences Inc. (“Northstrive”), a wholly owned subsidiary of PMGC Holdings, Inc. (the “Company”), entered into a Second Amendment to License Agreement (the “Second Amendment”) with MOA Life Plus Co., Ltd. (“MOA”), a corporation organized under the laws of the Republic of Korea. The Second Amendment further amends that certain License Agreement originally entered into by the Company and MOA on April 30, 2024 (the “Original Agreement”), and subsequently amended by the First Amendment to License Agreement in March 2025 (the “First Amendment”).

The First Amendment expanded the licensed field under the Original Agreement to include uses in animal health (the “Animal Health Field”).The Second Amendment provides additional clarification regarding the application and non-application of certain provisions of the Original Agreement to this expanded field.

Specifically, the Second Amendment amends Sections 3.5, 3.6, 4.3, 7.1, 7.2, 7.3, 7.4, 8.2(a), and 9.3 of the Original Agreement to state that the obligations and requirements set forth in those sections shall not apply with respect to the license rights granted in the Animal Health Field. In addition, Section 4.4.3 of the Original Agreement is amended and restated to confirm that, other than the consideration previously agreed to in the First Amendment, Northstrive’s payment obligations to MOA relating to the Animal Health Field are limited to (a) royalty payments on directly-earned net sales in the territory, as set forth in Section 4.2, and (b) remittance of value as a portion of the amounts actually received from sublicensees with respect to sublicense rights in the Animal Health Field. The obligations in Sections 5.1 and 6.1 of the Original Agreement, concerning royalty reporting and payment terms, are similarly limited in scope to apply only to Northstrive’s net sales in the territory in connection with the Animal Health Field.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

(b) Binding Term Sheet between Northstrive Biosciences Inc. and Modulant Biosciences LLC

On May 12, 2025, Northstrive entered into a binding term sheet (the “Term Sheet”) with Modulant Biosciences LLC (“Modulant”), which outlined the principal terms of a future licensing agreement between Northstrive and Modulant. The licensing arrangement would permit Modulant to use the relevant intellectual property for uses in animal health (“Intellectual Property”), including use as a feed additive. Excluding the Republic of Korea, the license would be worldwide and exclusive, and give Modulant the exclusive right to sub-license the relevant intellectual property globally. The Intellectual Property consists of those patents and applications set forth in the definitive licensing agreement, including at least: (i) U.S. Patent 8,470,551, (ii) U.S. Patent Application No. 19/19,191,246, and (iii) U.S. Patent Application No. 19/191,258. The definitive licensing agreement will establish a framework for the parties’ collaboration, sharing of intellectual property, and commercialization oversight, with a focus on lifestock and other veterinary markets.

Modulant will pay Northstrive a share of all revenues generated from sublicensing and commercial activities. Northstrive will receive a percentage of all such revenues until a certain dollar limit, after which the royalty rate will decrease. The definitive licensing agreement will also include provisions for the parties’ co-ownership of new intellectual property developed by Modulant, certain sublicensing rights, and annual updates from Modulant about licensing and commercialization efforts for the licensed technology.

The Term Sheet further contains terms related to confidentiality, regulatory cooperation, development reporting, commercialization planning, indemnification, and dispute resolution. The parties have agreed that the definitive license agreement will incorporate more detailed terms consistent with the Term Sheet and will also reflect certain flow-through obligations under Northstrive’s upstream license agreement with its licensor.

The foregoing description of the Term Sheet does not purport to be complete and is qualified in its entirety by reference to the full text of the Term Sheet, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On May 13, 2025, PMGC Holdings Inc. (the “Company”) issued a press release regarding Northstrive’s entry into the Term Sheet with Modulant, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Second Amendment to License Agreement between Northstrive Biosciences Inc. and MOA Life Plus Co., Ltd.+
10.2	Binding term sheet between Northstrive Biosciences Inc. and Modulant Biosciences LLC.+
99.1	Press Release dated as of May 13, 2025.
104	Cover Page Interactive Data File (formatted in Inline XBRL).

+	Portions of this exhibit have been redacted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2025

PMGC Holdings, Inc.

By:	/s/ Graydon Bensler
Name:	Graydon Bensler
Title:	Chief Executive Officer

2